Exhibit 10.13

LOAN PAYOFF ACKNOWLEDGEMENT AND GENERAL RELEASE AGREEMENT

THIS LOAN PAYOFF ACKNOWLEDGEMENT AND GENERAL RELEASE AGREEMENT (this “Agreement”) effective as of October 23, 2015, is by and between Vicki P. Rollins (“Lender”), an individual, and Eos Petro, Inc. (“Eos”), a Nevada corporation with its principal place of business at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.  Lender and Eos are each a “Party” to this Agreement and may be collectively referred to below as the “Parties.”

RECITALS

WHEREAS, the Parties have entered into a loan agreement, whereby Lender agreed to provide Eos a bridge loan in the amount of $350,000 (the “Loan”) on May 22, 2012, as subsequently amended from time to time thereafter, having a maturity date, as amended, of October 1, 2015 (the “Loan Agreement”), and in accordance with the Loan Agreement, Lender was given a security interest in Eos’s assets; and

WHEREAS, Eos intends to obtain a loan from an unrelated third party, the proceeds of which will be wired directly to Lender to pay in full the Loan on any date from the date first written above through December 31, 2015 (such date, the “Payoff Date”) via wire using the wiring instructions set forth below Lender’s signature to this Agreement.

NOW THEREFORE, upon the payment in full of the total amounts due on the Payoff Date, together with any per diem, if applicable, as set forth in the payoff statement attached hereto as Exhibit A, via wire using the wiring instructions set forth below Lender’s signature to this Agreement, and in accordance with the terms of the Loan and any other agreements, documents and instruments executed in connection therewith (the “Loan Documents”), and in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the Parties, the Parties agree as follows:

TERMS

1.	All of the outstanding debts, liabilities, and obligations owing by Eos to the Lender under the Loan Documents shall be satisfied in full on the Payoff Date;

2.
The Loan Documents shall automatically terminate effective as of the Payoff Date and all obligations of Eos shall terminate (other than any obligation under any provision in any such documents which by its terms survives the termination of such document) and any commitments of Lender thereunder shall automatically terminate;

3.
All liens, security interests, mortgages, and other encumbrances of any kind, nature, or description, whenever and however arising in favor of the Lender under the Loan Documents on any of the assets and property, real or personal, tangible or intangible, of Eos (collectively, the “Security Interests”) shall automatically terminate; and

4.
Eos is authorized to file customary UCC-3 termination statements with respect to the Security Interests and Lender agrees to execute and deliver any additional documents and instruments and perform any additional acts as are reasonably necessary to effectuate the termination and release of the Security Interests in all assets and property, real and personal, tangible and intangible, of Eos.

5.
For the avoidance of doubt, nothing contained herein is intended to impact the validity of the 175,000 warrants at an exercise price of $2.50 per share and 75,000 warrants at an exercise price of $4.00 per share issued to Lender by Eos on July 1, 2014, as consideration for Lender’s agreement to drop the interest rate on the Loan to be 0%, retroactively to the initial date the Loan was made (the “Warrants”). Such Warrants remain in full force and effect.

6.
In consideration of the terms of this Agreement, and other valuable consideration, except for the obligations of the Parties under this Agreement, including but not limited to the obligations set forth in Sections 1 through 5 above and Exhibit A attached hereto, Eos, on the one hand, and Lender, on the other hand, on behalf of themselves and their current and former affiliates, agents, partners, associates, members, consultants, employees, officers, directors, representatives, attorneys, related or affiliated companies, predecessors, successors and all other persons or entities acting by, through, or in concert with them, hereby knowingly, voluntarily and expressly release, remit and forever discharge each other, and their respective current and former affiliates, agents, partners, associates, members, consultants, employees, officers, directors, representatives, insurers, attorneys, related or affiliated companies, predecessors and successors and, all other persons or entities acting by, through, or in concert with them, of and from any and all claims, demands, liens, agreements, contracts, covenants, promises, actions, suits, causes of action, obligations, controversies, debts, costs, charges, losses, expenses, damages, judgments, attorneys’ fees or expenses, orders and liabilities of whatever kind or nature, at law or in equity, in tort or in contract, by statute, pursuant to case law or otherwise, whether now known or unknown, vested or contingent, suspected or unsuspected, and which have existed or may have existed, which do exist or may in the future exist arising out of or relating to facts, events, occurrences, or omissions up to and including the Payoff Date in accordance with Exhibit A, including, but not limited to, claims brought or which could have been brought by either Party relating to the disputes between them.

7.
The Parties agree and acknowledge that any and all events of default which may have occurred under the Loan Documents on or prior to the Payoff Date are hereby waived, and the Parties further acknowledge that the Loan Documents will be terminated, cancelled, and of no force and effect, other than this Agreement and Warrants, as of the Payoff Date.  Additionally, Lender further agrees that by accepting the payment amount delivered to Lender on the Payoff Date, Lender will release all claims and assertions of claims of whatever kind of nature whatsoever arising out of or related to the Loan

Documents, other than this Agreement and the Warrants, occurring on or prior to the Payoff Date.

8.
Eos and Lender understand that this Agreement includes their release of unknown claims.  The parties acknowledge that they have been advised by legal counsel and are familiar with California Civil Code § 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Having been fully informed of the provisions of California Civil Code § 1542, and any other applicable law of similar import or effect, by their signatures below Eos and Lender nevertheless hereby waive any rights which they may otherwise have to dispute the scope of this Agreement, or the releases contained herein, on the ground of said code section, laws or theories, as well as any similar statute or law of any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

Vicki P. Rollins

By: /s/ Vicki P. Rollins

All wires for full payment of the Loan on the Payoff Date should be sent to:

(Physical Address of Bank):
______________________________
______________________________
______________________________
For credit to the account of:
______________________________
ABA Routing Number:
______________________________
Account No.:
______________________________
For international wires add:
______________________________

ACKNOWLEDGED AND AGREED TO BY:

Nikolas Konstant

By:    /s/ Nikolas Konstant
Title: Chairman of the Board and CFO of Eos Petro, Inc.

Exhibit A – Payoff Statement

UNPAID PRINCIPAL: $200,000.00

ANNUAL INTEREST RATE: 0%*

PER DIEM INTEREST AMOUNT: $0

LOAN MATURITY DATE: October 1, 2015

TOTAL LOAN PAYOFF AMOUNT AT ANY TIME ON OR PRIOR TO DECEMBER 31, 2015: $200,000.00

(*)           Per the terms of an amendment via letter agreement dated July 1, 2014 by and between Lender and Eos, principal amount of the Loan was deemed to not bear any interest, retroactively to the initial date the Loan was made.